UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event 11/23/2005 reported)

                                LNB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


            Ohio                        0-13203              34-1406303
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(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)

                      457 Broadway, Lorain, Ohio             44052-1769
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               (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code (440) 244-6000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

         LNB Bancorp, Inc. (the "Company") has previously reported that on November 9, 2005 and November 16, 2005 the Company advised The Nasdaq Stock Market that it believed it had not complied with Nasdaq's Marketplace Rules 4350(i)(1)(A)(iv) and 4310(c)(17)(A). The Company also reported that the Company had taken steps to remedy the non-compliance.

         The Company is voluntarily filing this report to disclose that on November 23, 2005 Nasdaq advised the Company that the Company had regained compliance with these Marketplace Rules and that the matter was closed.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated November 28, 2005.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           LNB BANCORP, INC.
                                           (Registrant)


Date 11/28/2005                            /s/ Terry M. White
                                           ---------------------------------
                                           Terry M. White
                                           Executive Vice President,
                                           Chief Financial Officer and
                                           Corporate Secretary